HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517
Date:	June 14, 2007

To:	Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator for the Supplemental Interest Trust with respect to the Harborview Mortgage Loan Trust 2007-4

9062 Old Annapolis Road
Columbia, MD 21045

Attention:	Harborview 2007-4 - Client Service Manager
Telephone no.:	410-884-2000
Facsimile no.:	410-715-2380

Our Reference:	Global No. 479704HN/479705HN

Re:	Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the transaction entered into between HSBC Bank USA, National Association (“Party A”) and Harborview Mortgage Loan Trust 2007-4 (“Party B”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”) relating to the Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4, which is hereby incorporated by reference into this Confirmation.

1.
This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form”) (as may be amended, modified or supplemented from time to time, the “Agreement”) as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, and (b) the Termination Currency is U.S. Dollars. In the event of any inconsistency between the terms of this Confirmation and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:-

Notional Amount:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Trade Date:	May 24, 2007

Effective Date:	June 19, 2007

Termination Date:	April 19, 2008, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

Fixed Amount Payer:	Party B

Party A Floating Amounts:

Party A
Period End Dates:	The 19th day of each month of each year, commencing July19, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment - One (1) Business Day preceding each Floating Rate Payer Period End Date

Floating Rate Option:	USD-LIBOR-BBA

Party A Cap Rate:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Floating Amount:	To be determined in accordance with the following formula: Greater of (i) 250* (Floating Rate Option-Cap Rate) * Notional Amount * Floating Rate Day Count Fraction and (ii) Zero

Designated Maturity:	One month

Spread:	None

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first Business Day in each Calculation Period.

Party B Floating Amounts:

Party B
Period End Dates:	The 19th day of each month of each year, commencing July19, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment - One (1) Business Day preceding each Floating Rate Payer Period End Date

Floating Rate Option:	USD-LIBOR-BBA

Party B Cap Rate:	10.0000%

Floating Amount:	To be determined in accordance with the following formula: Greater of (i) 250* (Floating Rate Option-Cap Rate) * Notional Amount * Floating Rate Day Count Fraction and (ii) Zero

Designated Maturity:	One month

Spread:	None

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first Business Day in each Calculation Period

Business Days:	New York

3.	Account Details:

Payments to Party A:	HSBC Bank USA, National Association ABA # 021-001-088 For credit to Department 299 A/C: 000-04929-8 HSBC Derivative Products Group

Payments to Party B:	Wells Fargo Bank, N.A. ABA # 121-000-248 Account Name: SAS Clearing A/C: 3970771416 For further credit to: Harborview 2007-4, Account # 53157503

4.	Offices:

The Office for Party A for this Transaction is New York, NY.

The Office of Party B for this Transaction is Columbia, MD .

5.	Calculation Agent: Party A

6.	Representations.

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, the parties agree that Wells Fargo Bank, N.A. has executed this Confirmation solely pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction. Notwithstanding the foregoing, the parties agree that Wells Fargo Bank, N.A. has executed this Confirmation pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii) Status of Parties. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction

(iv) Pari Passu: Party A represents that its obligations under this Confirmation rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

7.	ISDA Form.

(a) “Specified Entity” means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b) “Specified Entity” means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c) “Specified Indebtedness” will have the meaning specified in Section 14 of the ISDA Form, provided that Specified Indebtedness shall not include deposits received in the course of a party’s ordinary banking business.

(d) “Specified Transaction” will have the meaning specified in Section 14 of the ISDA Form.

(e) “Threshold Amount” means, with respect to Party A (or its Credit Support Provider), 3% of shareholders’ equity as described in its most recently published audited financial statement or its equivalent in any currency.

(f) Sections 5(a)(ii), 5(a)(iii), 5(a)(iv); and 5(a)(vi) of the ISDA Form will not apply to Party B; provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a Return Amount under the Credit Support Annex. With respect to Party A and Party B, the provisions of Section 5(a)(v) of the ISDA Form will not apply.

(g) Section 5(a)(vi) of the ISDA Form “Cross Default” applies to Party A, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (i) or (ii) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

(h) Section 5(a)(vii) of the ISDA Form applies to Party A and Party B; provided that with respect to Party B, clauses (2), (7) and (9) will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Notes; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates; clause (6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject to); clause (8) will not apply to Party B to the extent that it applies to Sections 5(a)(vii)(2)(4)(6), and (7) of the ISDA Form (except to the extent that such provisions are not disapplied with respect to Party B.

(i) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.

(j) The “Automatic Early Termination” provision of Section 6(a) of the ISDA Form will not apply to Party A or Party B.

(k) The “Tax Event Upon Merger” provisions of Section 5(b)(iii) of the ISDA Form will apply, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(l) Section 6(b)(ii) of the ISDA Form will apply; provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(m) The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(n) The phrase “Termination Currency” means United States Dollars.

(o) For the purpose of Section 6(e) of the ISDA Form:

(i) Market Quotation will apply and the Second Method will apply; provided, however, with respect to an early termination in which Party A is the Defaulting Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger, notwithstanding Section 6 of the ISDA Form the following amendment to Agreement set forth in paragraphs (i) to (ix) below shall apply:

For the purposes of Section 6(d)(i) of the ISDA Form, Party B’s obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing which Party B is able to release without breaching any contractual obligations or the provisions of any law applicable to Party B.

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii) The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B in accordance with the Pooling and Servicing Agreement) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B in accordance with the Pooling and Servicing Agreement so as to become legally binding, provided that:

(a) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capably of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotation;

(c) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions; and

(d) At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(iii)  For the purpose of sub-paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion in accordance with the Pooling and Servicing Agreement, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(v) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of the ISDA Form shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under clauses (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under clause (3) shall not be netted-off against any amount payable by Party B under clause (1).”

(p) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form: (a) Party A is a not a Multibranch Party; and (b) Party B is not a Multibranch Party.

(q) Credit Support Document. Initially with respect to Party A, a Credit Support Annex and any guaranty in support of Party A’s obligations. With respect to Party B, a Credit Support Annex, but only with respect to Paragraph 3(b) of such Credit Support Annex.

(r) Credit Support Provider. In relation to Party A: Not Applicable. In relation to Party B: Not Applicable.

(s) Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

(t) Party A may assign or transfer its rights and obligations hereunder to any entity pursuant to Section 9 of this Agreement. This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

(u) Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

8.	Limitation of Liability.

Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Wells Fargo Bank, N.A. (“Wells Fargo”), not individually or personally, but solely as Securities Administrator of the Supplemental Interest Trust Trustee with respect to the Harborview Mortgage Loan Trust 2007-4 Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Harborview Mortgage Loan Trust 2007-4 Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank but is made and intended for the purpose of binding only the Harborview Mortgage Loan Trust 2007-4 Trust, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells Fargo from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of the Harborview Mortgage Loan Trust 2007-4 Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Harborview Mortgage Loan Trust 2007-4 Trust under this Confirmation or any other related documents.

9.	Additional Provisions.

(i) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) within 30 calendar days after the occurrence of a Ratings Event, either (i) use reasonable efforts to transfer (at its own cost) Party A’s rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below), (ii) post Eligible Collateral in accordance with the Credit Support Annex attached hereto and made a part hereof or (iii) obtain a guaranty which satisfies the Rating Agency Condition. Party A’s obligations to find a transferee, to post Eligible Collateral under such Credit Support Annex or obtain a guarantor shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a “Ratings Event” shall occur in that event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below “A-1” by Standard & Poor's Ratings Service (“S&P”) (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is reduced below “A+” by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below “F1” by Fitch, Inc. (“Fitch”) (or, if its short-term rating is not available by Fitch, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A” by Fitch; or (iii) if Party A fails to satisfy the Moody’s Downgrade provisions set forth in Section 9(ii) hereof.

If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to Party A, then Party A shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to Party B of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) Party A’s rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A. For the purpose hereof, a “Ratings Withdrawal” shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least BBB- and A-3 by S&P.

“Rating Agency Condition” means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody’s and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

(ii) Moody’s Downgrade Provisions.

(A) Moody’s First Rating Trigger Collateral. For purposes of this section, if Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex from time to time entered into between Party A and Party B in relation to this Agreement and either (x) the Moody’s Second Rating Trigger Requirements do not apply or (y) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply, such failure by Party A to comply with the provisions set forth above shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

(B) Moody’s Second Rating Trigger Replacement. It shall be an Additional termination Event with respect to Party A as sole Affected Party if (x) the Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (y) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(m)(ii) below and/or (ii) at least one entity with the Moody’s First Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

For the purpose of sub-paragraph (B) and (C) above:

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Replacement” means an entity (A) with the Moody’s First Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Moody’s First Trigger Required Ratings

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

An entity shall have the “Moody’s First Trigger Required Ratings” (x) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-1” and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s and (y) where such entity is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

The “Moody’s Second Rating Trigger Requirements” shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

An entity shall have the “Moody’s Second Trigger Required Ratings” (x) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s and (y) where such entity is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s.

So long as the Moody’s Second Rating Trigger Requirements apply, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, procure either (x) an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (y) a transfer in accordance with Section 9(ii) below.

(iii) Transfers.

(a) Section 7 of the ISDA Form shall not apply to Party A and, subject to Section 6(b)(ii) of the ISDA Form and Section 9(v) herein, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without the prior written consent of Party B. Any transfer pursuant to this Section will require that the transferee enter into a Regulation AB indemnification agreement substantially similar to the one previously entered into by Party A.

(b) Subject to Section 9(v) below, Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement, provided that Party B shall determine in its sole discretion in accordance with the Pooling and Servicing Agreement, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(c) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer provided such steps shall be in accordance with the Pooling and Servicing Agreement.

(iv) Tax. Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of the ISDA Form, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(v) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Section 9(ii) above) unless Moody’s has been given prior written notice of such amendment, designation or transfer.

10.	Additional Termination Events.

(a)
A Ratings Event occurs as set forth in Section 9 hereof and Party A fails to satisfy the requirements set forth in Section 9 hereof or Party A fails to satisfy the Moody’s Downgrade provisions set forth in Section 9 hereof. Party A shall be the sole Affected Party.

11.	Non-Petition.

Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by Party B under the Pooling and Servicing Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.	Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form, Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under the Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

The following representation will apply to Party A:

Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

13.	Non-Recourse Provisions.

Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the “Non-recourse Parties”) shall be personally liable for the payment by or on behalf of the Harborview Mortgage Loan Trust 2007- Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Harborview Mortgage Loan Trust 2007-4 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.	Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to Be delivered
Party A and Party B
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered (unless publicly available) are:

Party required to deliver document	Form/Document/ Certificate	Date by which to Be delivered	Covered by Section 3(d) Representation
Party A and Party B	Any documents to evidence the authority of the delivering party for it to execute and deliver this Confirmation.	Upon the execution and delivery of this Agreement and such Confirmation.	Yes
Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation.	Upon the execution and delivery of this Confirmation.	Yes
Party A
Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it, reasonably satisfactory in form and substance to the other party relating to the enforceability of the party’s obligations under this Agreement.
		Within 5 Local Business Days of execution hereof	No

Party required to deliver document	Form/Document/ Certificate	Date by which to Be delivered	Covered by Section 3(d) Representation
Party A
A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized.
		To be made available on www.deutschebank.de/ir/en/ as soon as available and in any event within 90 days after the end of each fiscal year of Party A	Yes
Party B
Each other report or other document required to be delivered by or to Party B under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Trustee to Party A thereunder.

Promptly upon request by Party A, or with respect to any particular type of report or other document as to which Party A has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by Party B and delivery shall be satisfied by posting such report on Party B’s website http://www.clslink.com.
No

15.	Waiver of Right to Trial by Jury.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.	Eligible Contract Participant.

Each party represents to the other party that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.	Notice by Facsimile Transmission.

Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical “(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system).”

18. Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Dennis J. Nevins
Name: Dennis J. Nevins
Title: Officer
ID# 15157

By:	/s/ Charleen Collins
Name: Charleen Collins
Title: Vice President
ID# 15564

Confirmed as of the date above:

HARBORVIEW MORTGAGE LOAN TRUST 2007-4

By:	Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator for the Supplemental Interest Trust with respect to the Harborview Mortgage Loan Trust 2007-4

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

EXHIBIT I

For the Calculation Periods		Calculation Amount	Party A
From and including:	To but excluding the	in USD:	Cap Rate
The Effective Date	July 19, 2007	3,683,486.77	6.354410%
July 19, 2007	August 19, 2007	3,605,475.63	6.354740%
August 19, 2007	September 19, 2007	3,529,141.18	6.583580%
September 19, 2007	October 19, 2007	3,454,446.69	6.355420%
October 19, 2007	November 19, 2007	3,381,356.10	6.584280%
November 19, 2007	December 19, 2007	3,309,834.12	6.362880%
December 19, 2007	January 19, 2008	3,239,844.59	6.371430%
January 19, 2008	February 19, 2008	3,171,350.19	6.845640%
February 19, 2008	March 19, 2008	3,104,309.70	6.372030%
March 19, 2008	The Termination Date	3,038,705.69	6.603810%

* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention